VCANY-1-1298
VCA-1-1298

                          Chase Vista Capital Advantage

                        Supplement Dated October 1, 1999
                       Prospectus Dated December 29, 1998

In the "Management" section of the prospectus, the following text should replace the fourth paragraph on page 18.


The portfolio managers for the U.S. Government Income Portfolio are Michael Bennis, a Vice President and Senior Portfolio Manager at Chase and Timothy Neumann. They have been responsible for the Fund since December 1996 and October 1999 respectively. Before joining Chase in 1996, Mr. Bennis was a senior analyst and trader at Union Bank of Switzerland Asset Management. Prior to joining Union Bank of Switzerland, he was a fixed income analyst at Donaldson, Lufkin & Jenrette. Mr. Neumann has been active in the asset management business since 1984 with experience in both managing and trading fixed income portfolios. Before joining Chase, Mr. Neumann was the portfolio manager for Lehman Brothers Global Asset Management mortgage-backed securities accounts. Prior to Lehman, he managed fixed income portfolios at Allstate Insurance.



                                                                    VCA2-36-1099